Railway concessions (Policies)	12 Months Ended
Dec. 31, 2025
Railway Concessions
Concessions

Concessions – Railway concessions liabilities consist of the future payments discounted at present value associated with the fixed payments for the concession and the obligations related with investments in infrastructure.

Grant payments are discounted using the regulatory weighted average cost of capital (“WACC”), which is the interest rate explicit in the concession agreement as determined by the ANTT, and payments related to other investment obligations are discounted at an incremental rate to reflect the time value of money, that is, a risk-free interest rate applicable to the economic environment in which the Company operates and with terms and conditions equivalent to the obligations assumed.

The amounts payable in relation to the concession granted accounted for as intangible in accordance with the accounting policy, disclosed in note 15.

Critical accounting estimates and judgments

The liabilities related to the concession grant may be affected by factors including, but not limited to: (i) amounts expected to be disbursed for constructing railways and infrastructure; (ii) costs associated with the acquisition of goods intended for the provision of public railway services; (iii) other miscellaneous obligations that complement the early extension of the railway concessions agreement; and (iv) updates in the discount rate.

Thus, the amounts actually incurred by the Company may differ from the amounts currently provisioned, due to the confirmation of the assumptions used and which depend on several factors, some of which are not under the Company's control. These changes could result in a material impact on the amount of the provision in future periods. At each presentation date of its financial statements, the Company will reassess the main assumptions used in the preparation of projected cash flows and will adjust the provision, when applicable.